Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended March 29, 2026
FREMONT, Calif., April 22, 2026 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended March 29, 2026 (the “March 2026 quarter”).
Highlights for the March 2026 quarter were as follows:
•Revenue of $5.84 billion.
•U.S. GAAP gross margin as a percent of revenue of 49.8%, U.S. GAAP operating margin as a percent of revenue of 35.0%, and U.S. GAAP diluted EPS of $1.45.
•Non-GAAP gross margin as a percent of revenue of 49.9%, non-GAAP operating margin as a percent of revenue of 35.0%, and non-GAAP diluted EPS of $1.47.
Key Financial Data for the Quarters Ended
March 29, 2026 and December 28, 2025
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	March 2026	December 2025	Change Q/Q
Revenue	$5,841,488	$5,344,791	+9%
Gross margin	49.8%	49.6%	+ 20 bps
Operating margin	35.0%	33.9%	+ 110 bps
Diluted EPS	$1.45	$1.26	+ 15%

Non-GAAP
	March 2026	December 2025	Change Q/Q
Revenue	$5,841,488	$5,344,791	+9%
Gross margin	49.9%	49.7%	+ 20 bps
Operating margin	35.0%	34.3%	+ 70 bps
Diluted EPS	$1.47	$1.27	+ 16%
U.S. GAAP Financial Results
For the March 2026 quarter, revenue was $5,841 million, gross margin was $2,911 million, or 49.8% of revenue, operating expenses were $864 million, operating margin was 35.0%, and net income was $1,825 million, or $1.45 per diluted share on a U.S. GAAP basis. This compares to revenue of $5,345 million, gross margin of $2,651 million, or 49.6% of revenue, operating expenses of $841 million, operating margin of 33.9%, and net income of $1,594 million, or $1.26 per diluted share, for the quarter ended December 28, 2025 (the “December 2025 quarter”).
Non-GAAP Financial Results
For the March 2026 quarter, non-GAAP gross margin was $2,913 million, or 49.9% of revenue, non-GAAP operating expenses were $866 million, non-GAAP operating margin was 35.0%, and non-GAAP net income was $1,851 million, or $1.47 per diluted share. This compares to non-GAAP gross margin of $2,658 million, or 49.7% of revenue, non-GAAP operating expenses of $827 million, non-GAAP operating margin of 34.3%, and non-GAAP net income of $1,598 million, or $1.27 per diluted share, for the December 2025 quarter.

“Lam delivered record revenue and EPS in the March quarter as AI-driven demand reshapes the semiconductor industry,” said Tim Archer, Lam Research's President and Chief Executive Officer. “Our strategic investments and the velocity of our execution are generating strong momentum, enabling customers' AI roadmaps and driving Lam's outperformance during this critical phase of industry growth.”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances decreased to $4.77 billion at the end of the March 2026 quarter compared to $6.20 billion at the end of the December 2025 quarter. The decrease was primarily the result of cash deployed for capital return activities, principal payment on debt instruments, and capital expenditures, partially offset by cash generated from operating activities during the quarter.
Deferred revenue at the end of the March 2026 quarter decreased slightly to $2.22 billion compared to $2.25 billion as of the end of the December 2025 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom control does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $434 million as of March 29, 2026 and $226 million as of December 28, 2025.
Revenue
The geographic distribution of revenue during the March 2026 quarter is shown in the following table:

Region	Revenue
China	34%
Korea	23%
Taiwan	23%
Japan	8%
United States	6%
Southeast Asia	4%
Europe	2%
The following table presents revenue disaggregated between systems and customer support-related revenue:

	Three Months Ended
	March 29, 2026	December 28, 2025	March 30, 2025
	(In thousands)
Systems revenue	$3,730,582	$3,357,493	$3,035,276
Customer support-related revenue and other	2,110,906	1,987,298	1,684,899
	$5,841,488	$5,344,791	$4,720,175

Systems revenue includes sales of new leading-edge equipment in deposition, etch, and other wafer fabrication markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ending June 28, 2026, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$6.60 Billion	+/-	$400 Million	—		$6.60 Billion	+/-	$400 Million
Gross margin	50.5%	+/-	1%	$2.7	Million	50.5%	+/-	1%
Operating margin	36.5%	+/-	1%	$3.0	Million	36.5%	+/-	1%
Net income per diluted share	$1.65	+/-	$0.15	$3.3	Million	$1.65	+/-	$0.15
Diluted share count	1.255 Billion			—		1.255 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other items that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin - amortization related to intangible assets acquired through business combinations, $2.7 million.

•Operating margin - amortization related to intangible assets acquired through business combinations, $3.0 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.0 million; amortization of debt discounts, $0.5 million; and associated tax benefit for non-GAAP items ($0.2 million); totaling $3.3 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the March 2026 and December 2025 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax effect of non-GAAP items. In addition, the March 2026 quarter excludes expenses associated with workforce optimization activities and their associated income tax effect.
Management uses non-GAAP gross margin, operating expense, operating income, operating margin, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating margin, net income per diluted share, and diluted share count; the extent to which our investments and rate of operational execution are enabling our customers, driving our performance and generating momentum; and customer and industry trends, including the role of AI as an industry driver. Some factors that may affect these forward-looking statements include: business, economic, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, tariffs, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases, tariffs, export controls and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions, export controls or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our most recent annual report on Form 10-K or subsequent quarterly report on Form 10-Q. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Nine Months Ended
	March 29, 2026	December 28, 2025	March 30, 2025	March 29, 2026	March 30, 2025
Revenue	$5,841,488	$5,344,791	$4,720,175	$16,510,452	$13,264,198
Cost of goods sold	2,930,961	2,693,629	2,406,489	8,263,884	6,874,848
Gross margin	2,910,527	2,651,162	2,313,686	8,246,568	6,389,350
Gross margin as a percent of revenue	49.8%	49.6%	49.0%	49.9%	48.2%
Research and development	583,200	573,305	525,904	1,732,951	1,516,209
Selling, general and administrative	280,311	267,654	226,023	827,310	713,301
Total operating expenses	863,511	840,959	751,927	2,560,261	2,229,510
Operating income	2,047,016	1,810,203	1,561,759	5,686,307	4,159,840
Operating margin	35.0%	33.9%	33.1%	34.4%	31.4%
Other income (expense), net	(35,460)	26,410	(25,035)	21,024	19,308
Income before income taxes	2,011,556	1,836,613	1,536,724	5,707,331	4,179,148
Income tax expense	(186,096)	(242,619)	(206,057)	(719,217)	(541,019)
Net income	$1,825,460	$1,593,994	$1,330,667	$4,988,114	$3,638,129
Net income per share:
Basic	$1.46	$1.27	$1.04	$3.97	$2.82
Diluted	$1.45	$1.26	$1.03	$3.95	$2.81
Number of shares used in per share calculations:
Basic	1,249,728	1,254,856	1,283,779	1,256,343	1,290,041
Diluted	1,257,325	1,261,739	1,288,100	1,262,792	1,294,545
Cash dividend declared per common share	$0.26	$0.26	$0.23	$0.78	$0.69

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 29, 2026	December 28, 2025	June 29, 2025
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$4,750,936	$6,180,440	$6,390,659
Accounts receivable, net	4,132,890	3,491,987	3,378,071
Inventories	3,999,992	4,037,682	4,307,991
Prepaid expenses and other current assets	413,099	307,914	440,274
Total current assets	13,296,917	14,018,023	14,516,995
Property and equipment, net	2,853,614	2,710,989	2,428,744
Goodwill and intangible assets	1,882,017	1,864,037	1,808,685
Other assets	2,759,362	2,798,122	2,590,836
Total assets	$20,791,910	$21,391,171	$21,345,260
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$4,095	$754,006	$754,311
Other current liabilities	5,238,303	5,459,147	5,814,114
Total current liabilities	5,242,398	6,213,153	6,568,425
Long-term debt and finance lease obligations	3,730,384	3,729,742	3,730,194
Income taxes payable	621,572	667,639	603,412
Other long-term liabilities	612,777	635,211	581,610
Total liabilities	10,207,131	11,245,745	11,483,641
Stockholders’ equity (2)	10,584,779	10,145,426	9,861,619
Total liabilities and stockholders’ equity	$20,791,910	$21,391,171	$21,345,260

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 1,250,539 as of March 29, 2026, 1,251,180 as of December 28, 2025, and 1,268,740 as of June 29, 2025.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Nine Months Ended
	March 29, 2026	December 28, 2025	March 30, 2025	March 29, 2026	March 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,825,460	$1,593,994	$1,330,667	$4,988,114	$3,638,129
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	116,322	103,925	97,343	321,891	287,838
Deferred income taxes	(19,478)	(30,957)	(19,992)	(113,310)	(211,568)
Equity-based compensation expense	96,616	88,539	87,115	282,396	249,085
Other, net	(2,855)	(19,961)	1,654	(24,706)	(7,395)
Changes in operating assets and liabilities	(874,645)	(255,495)	(188,124)	(1,053,956)	(337,013)
Net cash provided by operating activities	1,141,420	1,480,045	1,308,663	4,400,429	3,619,076
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(331,604)	(260,879)	(288,058)	(777,604)	(586,995)
Other, net	(2,976)	3,096	(4,857)	(807)	8,154
Net cash used for investing activities	(334,580)	(257,783)	(292,915)	(778,411)	(578,841)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations and payments for debt issuance costs	(751,194)	(1,462)	(504,037)	(754,073)	(506,003)
Treasury stock purchases, including excise tax payments	(1,162,837)	(1,466,155)	(435,321)	(3,604,783)	(2,130,044)
Dividends paid	(325,829)	(327,507)	(295,716)	(945,317)	(854,335)
Reissuance of treasury stock related to employee stock purchase plan	—	67,185	—	67,185	60,557
Proceeds from issuance of common stock, net issuance costs	9,167	3,854	1,993	13,021	1,756
Other, net	55	(1,117)	526	(13,511)	963
Net cash used for financing activities	(2,230,638)	(1,725,202)	(1,232,555)	(5,237,478)	(3,427,106)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4,979)	(13,337)	2,380	(25,375)	(960)
Net change in cash, cash equivalents, and restricted cash	(1,428,777)	(516,277)	(214,427)	(1,640,835)	(387,831)
Cash, cash equivalents, and restricted cash at beginning of period (1)	6,195,598	6,711,875	5,677,399	6,407,656	5,850,803
Cash, cash equivalents, and restricted cash at end of period (1)	$4,766,821	$6,195,598	$5,462,972	$4,766,821	$5,462,972

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	March 29, 2026	December 28, 2025
Revenue	$5,841,488	$5,344,791
Gross margin	$2,913,123	$2,658,256
Gross margin as a percent of revenue	49.9%	49.7%
Operating expenses	$866,166	$827,486
Operating income	$2,046,957	$1,830,770
Operating margin	35.0%	34.3%
Net income	$1,851,442	$1,597,626
Net income per diluted share	$1.47	$1.27
Shares used in per share calculation - diluted	1,257,325	1,261,739

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 29, 2026	December 28, 2025
U.S. GAAP net income	$1,825,460	$1,593,994
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,668	2,668
Elective deferred compensation ("EDC") related liability valuation (decrease) increase - cost of goods sold	(6,476)	4,426
Workforce optimization charges - cost of goods sold	6,404	—
EDC related liability valuation (decrease) increase - research and development	(11,656)	7,968
Workforce optimization charges - research and development	9,437	—
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	348	193
EDC related liability valuation (decrease) increase - selling, general and administrative	(7,771)	5,312
Workforce optimization charges - selling, general and administrative	6,987	—
Amortization of note discounts - other income (expense), net	674	701
Loss (gain) on EDC related asset - other income (expense), net	27,265	(16,628)
Net income tax benefit on non-GAAP items	(1,898)	(1,008)
Non-GAAP net income	$1,851,442	$1,597,626
Non-GAAP net income per diluted share	$1.47	$1.27
U.S. GAAP net income per diluted share	$1.45	$1.26
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,257,325	1,261,739

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	March 29, 2026	December 28, 2025
U.S. GAAP gross margin	$2,910,527	$2,651,162
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,668	2,668
EDC related liability valuation (decrease) increase	(6,476)	4,426
Workforce optimization charges	6,404	—
Non-GAAP gross margin	$2,913,123	$2,658,256
U.S. GAAP gross margin as a percent of revenue	49.8%	49.6%
Non-GAAP gross margin as a percent of revenue	49.9%	49.7%
U.S. GAAP operating expenses	$863,511	$840,959
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(348)	(193)
EDC related liability valuation decrease (increase)	19,427	(13,280)
Workforce optimization charges	(16,424)	—
Non-GAAP operating expenses	$866,166	$827,486
U.S. GAAP operating income	$2,047,016	$1,810,203
Non-GAAP operating income	$2,046,957	$1,830,770
U.S. GAAP operating margin	35.0%	33.9%
Non-GAAP operating margin	35.0%	34.3%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com